-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported):  June 9, 2000



                             MICHAELS STORES, INC.
            (Exact Name of Registrant as Specified in its Charter)



   DELAWARE                        0-11822                     75-1943604
  (State of                      (Commission                 (IRS Employer
Incorporation)                   File Number)              Identification No.)


8000 BENT BRANCH DRIVE
IRVING, TEXAS                                                  75063-6041
P.O. BOX 619566
DFW, TEXAS                                                     75261-9566
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (972) 409-1300

-------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

    On June 9, 2000, Michaels Stores, Inc. issued a press release announcing that it has elected to redeem all of its outstanding 4 3/4% / 6 3/4% Step-up Convertible Subordinated Notes Due 2003 (the "Securities"). As described more fully in the press release, holders of the Securities may submit their Securities for conversion into shares of the Company's common stock prior to 5:00 p.m. Eastern Time on June 22, 2000. All Securities not submitted for conversion by such time will be automatically redeemed on June 29, 2000. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits:

Exhibit
Number         Description
-------        -----------
99.1           Press Release, dated June 9, 2000 (filed herewith)

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       MICHAELS STORES, INC.



                                       By: /s/ Bryan M. DeCordova
                                          ------------------------------------
                                          Bryan M. DeCordova
                                          Executive Vice President --
                                          Chief Financial Officer

Date:  June 12, 2000

                               INDEX TO EXHIBITS

Exhibit
Number      Description
------      -----------
 99.1       Press Release, dated June 9, 2000 (filed herewith)